UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 3, 2026
BioLife Solutions, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36362	94-3076866
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3303 Monte Villa Parkway,
Bothell, WA 98021
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (425) 402-1400

N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of exchange on which registered
Common Stock, par value $0.001 per share	BLFS	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01    Regulation FD Disclosure.
As previously disclosed, on July 21, 2026, BioLife Solutions, Inc., a Delaware corporation (“BioLife” or the “Company”), entered into an Agreement and Plan of Merger by and among, BioLife, Repligen Corporation, a Delaware corporation (“Repligen”), Bravo Merger Sub I, Inc., a Delaware corporation and wholly owned subsidiary of Repligen (“Merger Sub 1), and Bravo Merger Sub II, LLC, a Delaware limited liability company and wholly owned subsidiary of Repligen (“Merger Sub 2”).
Pursuant to the Merger Agreement, and subject to the satisfaction or waiver of the conditions specified therein, Merger Sub 1 will be merged with and into BioLife (the “First Merger”), with BioLife surviving the First Merger as a direct, wholly owned subsidiary of Repligen (the “Surviving Company”), and immediately following the First Merger, the Surviving Company will be merged with and into Merger Sub 2 (the “Second Merger,” and, together with the First Merger, the “Mergers”), with Merger Sub 2 surviving the Second Merger as a direct, wholly owned subsidiary of Repligen.
On August 3, 2026, BioLife management circulated an email to BioLife’s employees containing a video recorded by Repligen management that provides additional information regarding Repligen and the Mergers (the “Employee Video”). A transcript of the Employee Video is furnished as Exhibit 99.1 to this Current Report on Form 8-K and a copy of the circulating email is furnished as Exhibit 99.2 to this Form 8-K, each of which is incorporated herein by reference.
The information contained in Item 7.01 of this Current Report on Form 8-K and Exhibits 99.1 and 99.2 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Employee Video Transcript, dated August 3, 2026
99.2	Circulating Email, dated August 3, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Cautionary Statement Regarding Forward-Looking Statements
Statements included in this communication, which are not historical in nature or do not relate to current facts, are intended to be, and are hereby identified as, forward-looking statements for purposes of the safe harbor provisions of the federal securities laws, including Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements are based on, among other things, Repligen management’s and BioLife management’s beliefs, assumptions, current expectations, estimates and projections about the economy and Repligen and BioLife, as applicable, and the industries in which Repligen and BioLife operate. Words and phrases such as “may,” “approximately,” “continue,” “should,” “expects,” “projects,” “anticipates,” “is likely,” “look ahead,” “look forward,” “believes,” “will,” “intends,” “estimates,” “strategy,” “plan,” “could,” “potential,” “possible” and variations of such words and similar expressions are intended to identify such forward-looking statements.
Forward-looking statements include statements regarding, among other things, the expected benefits of the Mergers and Repligen’s ability to recognize the benefits of the Mergers; the anticipated timing of the closing of the Mergers; the anticipated financial impact of the Mergers on Repligen and the belief that this is a financially compelling transaction and accretive in the near-term; expectations for Repligen’s performance following the Mergers, including future financial and operating results; beliefs that the Mergers will accelerate profitable growth; beliefs and expectations about the cell therapy industry, including its growth, and BioLife’s position as a highly-differentiated cell processing tool leader; anticipated synergies; beliefs about the drivers for future growth following the Mergers, including with respect to the pipeline and regulatory matters; the expected impact on customers and revenue opportunities; BioLife’s second quarter results; Repligen’s second quarter results, including revenue growth and expectations for strong margin expansion; and Repligen’s plans, objectives, expectations, intentions, growth strategies and other statements that are not historical facts. Repligen and

BioLife caution readers that forward-looking statements are subject to certain risks and uncertainties that are difficult to predict with regard to, among other things, timing, extent, likelihood and degree of occurrence, which could cause actual results to differ materially from anticipated results. Such risks and uncertainties include, among others, the following possibilities: the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the Merger Agreement; the outcome of any legal proceedings that may be instituted against Repligen or BioLife; the failure to obtain necessary regulatory approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect Repligen following the Mergers, or the expected benefits of the Mergers); the failure to obtain BioLife Stockholder Approval or to satisfy any of the other conditions to the Mergers on a timely basis or at all; the possibility that the anticipated benefits of the Mergers, including anticipated synergies, financial impact and revenue growth, are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where Repligen and BioLife do business; the risk that the parties have overestimated the size or trajectory of the cell therapy market and BioLife’s market position; the potential for increased regulatory scrutiny and the impact on the clinical pipeline, global approvals and expanded indications; the possibility that the Mergers may be more expensive to complete than anticipated; diversion of BioLife and Repligen management’s attention from ongoing business operations and opportunities; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the Mergers; risks relating to the potential dilutive effect of shares of Repligen common stock to be issued in the Mergers and other factors that may affect future results of Repligen. Additional factors that could cause results to differ materially from those described above can be found in Repligen’s Annual Report on Form 10-K for the year ended December 31, 2025, Repligen’s Quarterly Report on Form 10-Q for the three months ended March 31, 2026, BioLife’s Annual Report on Form 10-K for the year ended December 31, 2025, as amended by BioLife’s Annual Report on Form 10-K/A filed with the U.S. Securities and Exchange Commission (the “SEC”), on April 28, 2026 (collectively, the “BioLife 2025 Form 10-K”), BioLife’s Quarterly Report on Form 10-Q for the three months ended March 31, 2026, in each issuer’s respective Current Reports on Form 8-K and in other documents Repligen and BioLife file with the SEC, which are available on the SEC’s website at www.sec.gov. Repligen and BioLife caution you not to place undue reliance on any forward-looking statements, which speak only as of the date they are made. Repligen and BioLife each disclaims any obligation to publicly update or revise any such statements to reflect any change in expectations or in events, conditions or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements.
Important Additional Information and Where to Find It
In connection with the Mergers, Repligen will file with the SEC a registration statement on Form S-4 (the “registration statement”), which will contain a proxy statement of BioLife and a prospectus of Repligen (the “proxy statement/prospectus”), and each of Repligen and BioLife may file with the SEC other relevant documents regarding the Mergers. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS CAREFULLY AND IN THEIR ENTIRETY AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BY REPLIGEN AND BIOLIFE, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT REPLIGEN, BIOLIFE AND THE MERGERS. When final, a definitive copy of the proxy statement/prospectus will be mailed to BioLife stockholders. Investors and security holders will be able to obtain the registration statement and the proxy statement/prospectus, as well as other filings containing information about Repligen and BioLife, free of charge from Repligen or BioLife or from the SEC’s website when they are filed. The documents filed by Repligen with the SEC may be obtained free of charge at Repligen’s website, at www.repligen.com, or by requesting them by mail at Repligen Corporation, 41 Seyon Street Building 1, Suite 100 Waltham, Massachusetts 02453, Attention: Corporate Secretary. The documents filed by BioLife with the SEC may be obtained free of charge at BioLife’s website, at www.biolifesolutions.com, or by requesting them by mail at BioLife Solutions, Inc., 3303 Monte Villa Parkway, Suite 310, Bothell, WA 98021, Attention: Corporate Secretary. The information included on Repligen’s and BioLife’s websites is not incorporated by reference into this communication.
Participants in the Solicitation
Repligen and BioLife and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of BioLife in respect of the Mergers. Information about Repligen’s directors and executive officers is available in Repligen’s proxy statement, dated April 2, 2026, for its 2026 Annual Meeting of Stockholders, and other documents filed by Repligen with the SEC. Information about BioLife’s directors and executive officers is available in the BioLife 2025 Form 10-K, in the Form 3 and Form 4 statements of beneficial ownership and statements of changes in beneficial ownership filed with the SEC by BioLife’s directors and executive officers, and other documents filed by BioLife with the SEC. Other information regarding the persons who may, under the rules of the SEC, be deemed participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the Mergers when they become available. Investors should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from Repligen or BioLife as indicated above.
No Offer or Solicitation
This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BioLife Solutions, Inc.

Date: August 3, 2026	By:	/s/ Troy Wichterman
Name: Troy Wichterman
Title: Chief Financial Officer